Inventories	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
Inventories
Inventories

Inventories (principally using the LIFO method) are comprised of the following:

	December 31,
(Millions of dollars)	2015	2014
Raw materials	$2,467	$2,986
Work-in-process	1,857	2,455
Finished goods	5,122	6,504
Supplies	254	260
Total inventories	$9,700	$12,205

We had long-term material purchase obligations of approximately $1,407 million at December 31, 2015.

During 2013 inventory quantities were reduced. This reduction resulted in a liquidation of LIFO inventory layers carried at lower costs prevailing in prior years as compared with current costs. In 2013, the effect of this reduction of inventory decreased Cost of goods sold by approximately $115 million and increased Profit by approximately $81 million or $0.12 per share. The impact of LIFO liquidations during 2015 and 2014 was not significant to Statement 1.